[Scan-Optics Letterhead]




                                                                April 14, 2005

Logan Clarke
Scan-Optics, Inc
169 Progress Drive
Manchester, CT 06040

         Re:      Acting President and Chief Executive Officer Position

Dear Logan:

         This letter will confirm the terms under which you are acting as Acting President and Chief Executive Officer of Scan-Optics, Inc. You began as Acting President and CEO on March 10, 2005 and will continue to act in such capacity as an at-will employee until either the Board determines otherwise or you decide to relinquish your role. If you decide to relinquish your role as Acting President and CEO, we ask that you provide the Board with at least one month's written notice. You understand and agree that we will not consider you as a candidate for President and CEO, for which the Board will begin a search as soon as is practicable.

         Retroactive to March 10, you will be compensated at a rate of $27,400/month, which you will receive on the regular payroll schedule. You will work full-time, and will not be eligible for any bonus or other benefits. You will be reimbursed for reasonable business expenses, for which you should submit appropriate receipts through the Chief Financial Officer. The Company's policies as reflected in the employee handbook are hereby incorporated by reference and apply to you to the extent they do not conflict with any statements in this letter.

         This letter sets forth all material terms of your employment as Acting President and CEO, and you have not relied any promises, assurances, or other statements by or from anyone in accepting such terms. These terms may change from time to time in the future, as the Board may determine necessary. Your signature below indicates your acceptance of agreement to all terms herein.

Logan Clarke
April 19, 2005
Page 2


     Thank you, Logan. We appreciate your willingness to serve Scan-Optics in this capacity.

                                                         Very truly yours,




                                                          /s/ Scott Schooley
                                                          ------------------
                                                          Scott Schooley

Accepted and agreed:


/s/ Logan Clarke                      4/18/05
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Logan Clarke                           Date